                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


PHARMACIA CORPORATION:

We consent to the incorporation by reference in Pharmacia Corporation's Registration Statement on Form S-8 of our report dated June 22, 2001, appearing in this annual report on Form 11-K of the Pharmacia Corporation Savings and Investment Plan for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE LLP



St. Louis, Missouri
June 28, 2001